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                                                                     Exhibit 10b


                          CONSENT OF BATTLE FOWLER LLP



        We consent to the reference to our firm under the heading "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Accountants" in Amendment No. 18 to the Registration Statement on Form N-1A of The Gabelli Westwood Funds as filed with the Securities and Exchange Commission on January 16, 1988.


                                            /s/ Battle Fowler LLP
                                            BATTLE FOWLER LLP


New York, New York
January 16. 1998